UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04165

AMERICAN CENTURY TARGET MATURITIES TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	09-30

Date of reporting period:	09-30-09

ITEM 1. REPORTS TO STOCKHOLDERS.
Provided under separate cover.

Annual Report
September 30, 2009

American Century Investments

Target 2010 Fund

Target 2015 Fund

Target 2020 Fund

Target 2025 Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Table of Contents

Market Perspective	2
Zero-Coupon Treasury Total Returns	2

Target 2010
Performance	3
Portfolio Commentary	5
Portfolio at a Glance	7
Types of Investments in Portfolio	7

Target 2015
Performance	8
Portfolio Commentary	10
Portfolio at a Glance	12
Types of Investments in Portfolio	12

Target 2020
Performance	13
Portfolio Commentary	15
Portfolio at a Glance	17
Types of Investments in Portfolio	17

Target 2025
Performance	18
Portfolio Commentary	20
Portfolio at a Glance	22
Types of Investments in Portfolio	22

Shareholder Fee Examples	23

Financial Statements
Schedule of Investments	25
Statement of Assets and Liabilities	33
Statement of Operations	34
Statement of Changes in Net Assets	35
Notes to Financial Statements	37
Financial Highlights	44
Report of Independent Registered Public Accounting Firm	52

Other Information
Management	53
Approval of Management Agreements	56
Additional Information	61
Index Definitions	62

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economy Instilled Fear, then Optimism

In the first half of the 12-month period ended September 30, 2009, widespread credit and liquidity problems and unprecedented failures and takeovers of several major financial institutions plagued the financial markets. Despite massive U.S. government intervention in the financial system and a record-low federal funds target rate of nearly 0%, credit remained scarce and economic activity dropped sharply. In the face of mounting fear and uncertainty, investors clung to the safety of cash and U.S. Treasuries.

In addition to slashing the federal funds rate target, the Federal Reserve, along with the U.S. Treasury, launched a series of unconventional programs designed to support the securitized markets, lower mortgage rates, and restore the orderly flow of credit. By the end of March, these efforts sparked some cautious optimism, despite their implications for higher long-term inflation.

This optimism gathered momentum in the second half of the period, as the credit crisis eased and signs of economic stabilization emerged. Investors generally focused on improvements in manufacturing, housing, and the financial sector, even as the overall economy remained weak and unemployment jumped to 9.8%, raising the odds of a “jobless” recovery.

Treasury Yield Curve Declined and Steepened

Demand for U.S. Treasuries skyrocketed in late 2008, pushing prices up and yields to record lows. But, as economic and credit conditions improved in 2009, Treasury yields increased, and investors returned to riskier assets.

Overall, Treasury yields declined for the 12 months, as global economic conditions remained mostly weak and inflation was relatively subdued. The yield on the two-year Treasury fell from 1.97% to 0.95%; the 10-year Treasury yield dropped from 3.83% to 3.31%; and the 30-year Treasury yield declined from 4.31% to 4.05%. The slope of the yield curve (the graphic representation of Treasury yields at different maturities) steepened, due to strong demand for short-term securities. The difference between two- and 10-year Treasury yields started the period at 186 basis points (one basis point equals 0.01 percentage point) and ended at 236 basis points.

Zero-Coupon Treasury Total Returns
For the 12 months ended September 30, 2009
11/15/10 STRIPS Issue	3.44%
11/15/15 STRIPS Issue	9.08%
11/15/20 STRIPS Issue	12.72%
11/15/25 STRIPS Issue	10.34%

Performance

Target 2010

Total Returns as of September 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	2.83%	3.98%	6.69%	11.17%	3/25/85
11/15/10 STRIPS Issue	3.44%	4.50%	7.25%	12.22%(1)	—
Merrill Lynch 10+ Year
Treasury Total Return Index(2)	8.98%	6.63%	7.95%	9.93%(1)	—
Advisor Class	2.58%	3.72%	6.44%	5.00%	10/20/98

(1)	Since 3/31/85, the date nearest the Investor Class’s inception for which data are available.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Target 2010

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Target 2010

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2010 returned 2.83%* for the 12 months ended September 30, 2009. By comparison, the fund’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2010, returned 3.44%. The fund’s returns are reduced by operating expenses, while benchmark returns are not.

Widespread risk aversion characterized the first few months of the one-year period, creating extraordinary demand for U.S. Treasuries. The flight-to-quality environment sent Treasury prices soaring and yields plunging to historic lows in December 2008. The Treasury rally cooled off in 2009, as investors grew more optimistic about the economy and financial markets. Risk aversion gave way to a growing demand for risk assets (securities such as stocks and bonds that offer potentially higher yields and returns than Treasuries), and non-Treasury fixed-income securities rebounded.

Treasury zero-coupon bonds (Treasury zeros) and other high-quality zeros, whose investment performance the portfolio seeks to mimic, have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In the period’s overall declining rate environment, this sensitivity to interest rate changes helped Treasury zeros—and the portfolio—post positive returns. However, the underperformance of all securities other than traditional Treasuries, including Treasury-equivalent and U.S. government agency zeros, early in the period accounted for the portfolio’s lagging performance relative to the benchmark.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2010 invests—primarily Treasury STRIPS and Treasury-equivalent zeros and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads widened significantly early in the period (non-Treasury yields increased and prices declined, relative to traditional Treasuries), due to the market’s preference for safety above everything else. Even higher-yielding—and high-quality—agency securities with implicit government guarantees were punished in the flight-to-quality market. In this climate, our positions in non-Treasury zeros, such as REFCORP (Resolution Funding Corporation), FNMA (Federal National Mortgage Association) and FICO (Financing Corporation) zeros, and agency discount notes detracted from performance. Spreads on these securities tightened during 2009, but not enough to completely offset the previous lagging performance.

*All fund returns referenced in this commentary are for Investor Class shares.

Target 2010

The spread widening afforded us the opportunity to increase the portfolio’s exposure to higher-yielding agency zeros, which we expect will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zeros. Our allocation to agency zeros at the end of September 2009 was approximately 19%, compared with 13% a year earlier.

Given the environment of extremely low Treasury yields and high Treasury prices, the fund experienced net outflows (more redemptions than investments) during the period. To meet redemptions, we were forced to sell some more-liquid securities at inopportune times (when prices were low), which also detracted from performance.

Outlook

With the portfolio approaching its maturity date in November 2010, we expect the allocation to agency discount notes and traditional Treasury bills to increase as the portfolio’s zero-coupon bonds mature. We plan to maintain our focus on identifying the best relative values within the portfolio’s high-quality universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2010 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

Target 2010

Portfolio at a Glance
	As of 9/30/09	As of 3/31/09
Anticipated Growth Rate (Investor Class)	0.31%	0.54%
Weighted Average Maturity Date	11/20/10	11/9/10
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$105.77	$105.75
(1) See graph below.

Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Treasury STRIPS	41.8%	46.0%
REFCORP STRIPS	29.2%	26.4%
CATS	0.7%	6.9%
Other Treasuries	0.2%	3.4%
Total Treasuries & Equivalents	71.9%	82.7%
Government Agency STRIPS	12.6%	11.3%
Other Government Agencies	6.6%	5.5%
Total Government Agencies	19.2%	16.8%
Short-Term Investments	8.9%	—
Temporary Cash Investments	0.1%	0.6%
Other Assets and Liabilities	(0.1)%	(0.1)%

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Performance

Target 2015

Total Returns as of September 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	6.94%	6.02%	8.41%	9.23%	9/1/86
11/15/15 STRIPS Issue	9.08%	6.77%	9.11%	9.10%(1)	—
Merrill Lynch 10+ Year
Treasury Total Return Index(2)	8.98%	6.63%	7.95%	8.30%(1)	—
Advisor Class	6.67%	5.75%	8.14%	7.83%	7/23/99

(1)	Since 8/31/86, the date nearest the Investor Class’s inception for which data are available.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Target 2015

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Target 2015

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2015 returned 6.94%* for the 12 months ended September 30, 2009. By comparison, the fund’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2015, returned 9.08%. The fund’s returns are reduced by operating expenses, while benchmark returns are not.

Widespread risk aversion characterized the first few months of the one-year period, creating extraordinary demand for U.S. Treasuries. The flight-to-quality environment sent Treasury prices soaring and yields plunging to historic lows in December 2008. The Treasury rally cooled off in 2009, as investors grew more optimistic about the economy and financial markets. Risk aversion gave way to a growing demand for risk assets (securities such as stocks and bonds that offer potentially higher yields and returns than Treasuries), and non-Treasury fixed-income securities rebounded.

Treasury zero-coupon bonds (Treasury zeros) and other high-quality zeros, whose investment performance the portfolio seeks to mimic, have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In the period’s overall declining rate environment, this sensitivity to interest rate changes helped Treasury zeros—and the portfolio—post positive returns. However, the underperformance of all securities other than traditional Treasuries, including Treasury-equivalent and U.S. government agency zeros, early in the period accounted for the portfolio’s lagging performance relative to the benchmark.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2015 invests—primarily Treasury STRIPS and Treasury-equivalent zeros and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differ ences, between Treasury STRIPS and non-Treasury zeros. Spreads widened significantly early in the period (non-Treasury yields increased and prices declined, relative to traditional Treasuries), due to the market’s preference for safety above everything else. Even higher-yielding—and high-quality agency securities with implicit government guarantees were punished in the flight-to-quality market. In this climate, our positions in non-Treasury zeros, such as REFCORP (Resolution Funding Corporation), FNMA (Federal National Mortgage Association), FHLMC (Federal Home Loan Mortgage Corporation) and FICO (Financing Corporation) zeros, detracted from relative performance. Spreads on these securities tightened in 2009, but not enough to offset the previous lagging performance.

*All fund returns referenced in this commentary are for Investor Class shares

Target 2015

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zeros. Our allocation to agency zeros at the end of September was approximately 14%.

Given the environment of extremely low Treasury yields and high Treasury prices, the fund experienced net outflows (more redemptions than investments) during the period. To meet redemptions, we were forced to sell some more-liquid securities at inopportune times (when prices were low), which also detracted from performance.

Outlook

Despite extraordinary intervention and stimulus measures from the U.S. government and the Federal Reserve, we believe the overall economy may remain weak in the near term. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2015 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

Target 2015

Portfolio at a Glance
	As of 9/30/09	As of 3/31/09
Anticipated Growth Rate (Investor Class)	2.73%	2.35%
Weighted Average Maturity Date	11/22/15	11/5/15
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$114.12	$113.81
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Treasury STRIPS	36.6%	38.2%
REFCORP STRIPS	36.0%	34.2%
Other Treasuries	13.3%	12.6%
Total Treasuries & Equivalents	85.9%	85.0%
Government Agency STRIPS	14.2%	14.3%
Temporary Cash Investments	0.2%	0.7%
Other Assets and Liabilities	(0.3)%	—(1)
(1) Category is less than 0.05% of total net assets.

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Performance

Target 2020

Total Returns as of September 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	9.46%	6.82%	9.04%	9.55%	12/29/89
11/15/20 STRIPS Issue	12.72%	7.97%	9.86%	9.81%(1)	—
Merrill Lynch 10+ Year
Treasury Total Return Index(2)	8.98%	6.63%	7.95%	8.49%(1)	—
Advisor Class	9.20%	6.55%	8.77%	6.51%	10/19/98
(1)	Since 12/31/89, the date nearest the Investor Class’s inception for which data are available.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Target 2020

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Target 2020

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2020 returned 9.46%* for the 12 months ended September 30, 2009. By comparison, the fund’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2020, returned 12.72%. The fund’s returns are reduced by operating expenses, while benchmark returns are not.

Widespread risk aversion characterized the first few months of the one-year period, creating extraordinary demand for U.S. Treasuries. The flight-to-quality environment sent Treasury prices soaring and yields plunging to historic lows in December 2008. The Treasury rally cooled off in 2009, as investors grew more optimistic about the economy and financial markets. Risk aversion gave way to a growing demand for risk assets (securities such as stocks and bonds that offer potentially higher yields and returns than Treasuries), and non-Treasury fixed-income securities rebounded.

Treasury zero-coupon bonds (Treasury zeros) and other high-quality zeros, whose investment performance the portfolio seeks to mimic, have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In the period’s overall declining rate environment, this sensitivity to interest rate changes helped Treasury zeros—and the portfolio—post positive returns. However, the underperformance of all securities other than traditional Treasuries, including Treasury-equivalent and U.S. government agency zeros, early in the period accounted for the portfolio’s lagging performance relative to the benchmark.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2020 invests—primarily Treasury STRIPS and Treasury-equivalent zeros and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads widened significantly early in the period (non-Treasury yields increased and prices declined, relative to traditional Treasuries), due to the market’s preference for safety above everything else. Even higher-yielding—and high-quality—agency securities with implicit government guarantees were punished in the flight-to-quality market. In this climate, our positions in non-Treasury zeros, such as REFCORP (Resolution Funding Corporation), FNMA (Federal National Mortgage Association), FHLMC (Federal Home Loan Mortgage Corporation) and FICO (Financing Corporation) zeros, detracted from relative performance. Spreads on these securities tightened in 2009, but not enough to offset the previous lagging performance.

*All fund returns referenced in this commentary are for Investor Class shares.

Target 2020

The spread widening afforded us the opportunity to increase the portfolio’s exposure to higher-yielding agency zeros, which we expect will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zeros. Our allocation to agency zeros at the end of September 2009 was approximately 11%, compared with 8% a year ago.

Given the environment of extremely low Treasury yields and high Treasury prices, the fund experienced net outflows (more redemptions than investments) during the period. To meet redemptions, we were forced to sell some more-liquid securities at inopportune times (when prices were low), which also detracted from performance.

Outlook

Despite extraordinary intervention and stimulus measures from the U.S. government and the Federal Reserve, we believe the overall economy may remain weak in the near term. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2020 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

Target 2020

Portfolio at a Glance
	As of 9/30/09	As of 3/31/09
Anticipated Growth Rate (Investor Class)	3.65%	3.31%
Weighted Average Maturity Date	9/30/20	9/11/20
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$108.36	$107.84
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Treasury STRIPS	39.7%	42.4%
REFCORP STRIPS	42.3%	39.4%
Other Treasuries	6.8%	6.6%
Total Treasuries & Equivalents	88.8%	88.4%
Government Agency STRIPS	9.0%	8.5%
Other Government Agencies	2.3%	2.3%
Total Government Agencies	11.3%	10.8%
Temporary Cash Investments	0.5%	0.9%
Other Assets and Liabilities	(0.6)%	(0.1)%

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Performance

Target 2025

Total Returns as of September 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	6.16%	6.94%	8.85%	8.62%	2/15/96
Fund benchmark(1)	10.34%	8.40%	9.74%	9.48%(2)	—
Merrill Lynch 10+ Year
Treasury Total Return Index(3)	8.98%	6.63%	7.95%	7.66%(2)	—
Advisor Class	5.90%	6.67%	8.59%	7.14%	6/1/98
(1)	The Investor Class benchmark was an 8/15/25 STRIPS issue from inception through January 1998, when it was changed to an 11/15/25
STRIPS issue. The Advisor Class benchmark has been an 11/15/25 STRIPS issue since the class’s inception.
(2)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.
(3)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Target 2025

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Target 2025

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2025 returned 6.16%* for the 12 months ended September 30, 2009. By comparison, the fund’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2025, returned 10.34%. The fund’s returns are reduced by operating expenses, while benchmark returns are not.

Widespread risk aversion characterized the first few months of the one-year period, creating extraordinary demand for U.S. Treasuries. The flight-to-quality environment sent Treasury prices soaring and yields plunging to historic lows in December 2008. The Treasury rally cooled off in 2009, as investors grew more optimistic about the economy and financial markets. Risk aversion gave way to a growing demand for risk assets (securities such as stocks and bonds that offer potentially higher yields and returns than Treasuries), and non-Treasury fixed-income securities rebounded.

Treasury zero-coupon bonds (Treasury zeros) and other high-quality zeros, whose investment performance the portfolio seeks to mimic, have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In the period’s overall declining rate environment, this sensitivity to interest rate changes helped Treasury zeros—and the portfolio—post positive returns. However, the underperformance of all securities other than traditional Treasuries, including Treasury-equivalent and U.S. government agency zeros, early in the period accounted for the portfolio’s lagging performance relative to the benchmark.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2025 invests—primarily Treasury STRIPS and Treasury-equivalent zeros and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads widened significantly early in the period (non-Treasury yields increased and prices declined, relative to traditional Treasuries), due to the market’s preference for safety above everything else. Even higher-yielding—and high-quality—agency securities with implicit government guarantees were punished in the flight-to-quality market. In this climate, our positions in non-Treasury zeros, such as REFCORP (Resolution Funding Corporation), FNMA (Federal National Mortgage Association), and FHLMC (Federal Home Loan Mortgage Corporation) zeros, detracted from relative performance. Spreads on these securities tightened in 2009, but not enough to offset the previous lagging performance.

*All fund returns referenced in this commentary are for Investor Class shares.

Target 2025

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zeros. Our allocation to agency zeros at the end of September 2009 was approximately 13%.

Given the environment of extremely low Treasury yields and high Treasury prices, the fund experienced net outflows (more redemptions than investments) during the period. To meet redemptions, we were forced to sell some more-liquid securities at inopportune times (when prices were low), which also detracted from performance.

Outlook

Despite extraordinary intervention and stimulus measures from the U.S. government and the Federal Reserve, we believe the overall economy may remain weak in the near term. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2025 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

Target 2025

Portfolio at a Glance
	As of 9/30/09	As of 3/31/09
Anticipated Growth Rate (Investor Class)	4.08%	3.71%
Weighted Average Maturity Date	10/24/25	8/8/25
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$117.19	$116.42
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Treasury STRIPS	38.4%	34.0%
REFCORP STRIPS	48.5%	51.1%
Total Treasuries & Equivalents	86.9%	85.1%
Government Agency STRIPS	13.1%	14.6%
Temporary Cash Investments	0.1%	1.0%
Other Assets and Liabilities	(0.1)%	(0.7)%

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
	4/1/09	9/30/09	4/1/09 – 9/30/09*	Expense Ratio*
Target 2010
Actual
Investor Class	$1,000	$1,005.30	$2.87	0.57%
Advisor Class	$1,000	$1,004.10	$4.12	0.82%
Hypothetical
Investor Class	$1,000	$1,022.21	$2.89	0.57%
Advisor Class	$1,000	$1,020.96	$4.15	0.82%
Target 2015
Actual
Investor Class	$1,000	$990.10	$2.84	0.57%
Advisor Class	$1,000	$988.80	$4.09	0.82%
Hypothetical
Investor Class	$1,000	$1,022.21	$2.89	0.57%
Advisor Class	$1,000	$1,020.96	$4.15	0.82%
Target 2020
Actual
Investor Class	$1,000	$983.00	$2.83	0.57%
Advisor Class	$1,000	$981.70	$4.07	0.82%
Hypothetical
Investor Class	$1,000	$1,022.21	$2.89	0.57%
Advisor Class	$1,000	$1,020.96	$4.15	0.82%
Target 2025
Actual
Investor Class	$1,000	$959.70	$2.80	0.57%
Advisor Class	$1,000	$958.70	$4.03	0.82%
Hypothetical
Investor Class	$1,000	$1,022.21	$2.89	0.57%
Advisor Class	$1,000	$1,020.96	$4.15	0.82%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments
Target 2010

SEPTEMBER 30, 2009

	Principal			Principal
	Amount	Value		Amount	Value
Zero-Coupon U.S. Treasury Securities			Government Trust
			Certificates, 2.83%, 5/15/10	$ 7,552,000	$ 7,508,297
and Equivalents(1) — 71.9%
			FICO STRIPS – COUPON,
REFCORP STRIPS –			6.09%, 5/30/10	2,805,000	2,788,770
COUPON, 3.65%, 10/15/09	$ 534,000	$ 533,908	FICO STRIPS – COUPON,
CATS, 6.14%, 11/15/09	1,417,000	1,416,510	5.01%, 9/26/10	2,000,000	1,977,000
STRIPS – PRINCIPAL,			FICO STRIPS – COUPON,
7.19%, 11/15/09	9,000,000	8,997,138	4.42%, 10/6/10	2,800,000	2,766,207
REFCORP STRIPS –			FICO STRIPS – COUPON,
COUPON, 3.63%, 1/15/10	715,000	714,098	6.11%, 11/11/10	7,000,000	6,900,061
STRIPS – PRINCIPAL,			Government Trust
4.00%, 2/15/10	13,500,000	13,491,846	Certificates, 5.11%, 11/15/10	2,381,000	2,344,430
STRIPS – PRINCIPAL,			Government Trust
4.43%, 2/15/10	8,000,000	7,995,168	Certificates, 5.38%,
STRIPS – PRINCIPAL,			11/15/10	4,403,000	4,335,374
4.06%, 8/15/10	7,000,000	6,976,158	FNMA STRIPS – COUPON,
STRIPS – PRINCIPAL,			2.34%, 11/15/11	4,300,000	4,147,810
5.09%, 8/15/10	2,000,000	1,992,408	TOTAL ZERO-COUPON U.S.
REFCORP STRIPS –			GOVERNMENT AGENCY SECURITIES
COUPON, 5.21%, 10/15/10	4,364,000	4,326,731	(Cost $39,900,868)		40,993,999
STRIPS – COUPON,			Short-Term Investments(2) — 8.9%
5.94%, 11/15/10	4,000,000	3,978,360	U.S. Treasury Bills,
REFCORP STRIPS –			0.18%, 11/12/09	13,000,000	12,999,246
COUPON, 6.28%, 1/15/11	19,361,000	19,122,763	FFCB Discount Notes,
Federal Judiciary,			0.44%, 7/9/10	2,000,000	1,996,410
4.38%, 2/15/11	507,000	496,790	FHLB Discount Notes,
STRIPS – COUPON,			0.40%, 9/15/10	4,000,000	3,988,368
2.60%, 2/15/11	22,810,000	22,626,973	TOTAL SHORT-TERM INVESTMENTS
STRIPS – PRINCIPAL,			(Cost $18,974,966)		18,984,024
4.58%, 2/15/11	1,000,000	991,955
REFCORP STRIPS –				Shares
COUPON, 3.63%, 4/15/11	9,150,000	9,016,291	Temporary Cash Investments — 0.1%
STRIPS – COUPON,
2.62%, 8/15/11	22,715,000	22,366,302	JPMorgan 100% U.S.
			Treasury Securities Money
REFCORP STRIPS –			Market Fund Agency Shares
COUPON, 4.80%, 10/15/11	29,287,000	28,687,378	(Cost $219,939)	219,939	219,939
TOTAL ZERO-COUPON U.S. TREASURY			TOTAL INVESTMENT
SECURITIES AND EQUIVALENTS			SECURITIES — 100.1%
(Cost $147,532,538)		153,730,777	(Cost $206,628,311)		213,928,739
Zero-Coupon U.S. Government			OTHER ASSETS AND
Agency Securities(1) — 19.2%			LIABILITIES — (0.1)%		(272,832)
FNMA STRIPS – COUPON,			TOTAL NET ASSETS — 100.0%		$213,655,907
1.68%, 11/15/09	5,000,000	4,995,830
FICO STRIPS – COUPON,
4.27%, 4/6/10	3,244,000	3,230,220

Target 2010

Notes to Schedule of Investments
CATS = Certificates of Accrual of Treasury Securities
Equivalent = Security whose principal payments are secured by the U.S. Treasury
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FICO = Financing Corporation
FNMA = Federal National Mortgage Association
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Target 2015

SEPTEMBER 30, 2009

	Principal			Principal
	Amount	Value		Amount	Value
Zero-Coupon U.S. Treasury Securities			STRIPS – COUPON,
			2.94%, 5/15/16	$ 13,700,000	$ 11,181,584
and Equivalents(1) — 85.9%
			REFCORP STRIPS –
Federal Judiciary,			COUPON, 8.23%, 7/15/16	28,091,000	22,118,797
4.94%, 2/15/14	$ 51,000	$ 44,496	STRIPS – COUPON,
TVA STRIPS – COUPON,			2.29%, 8/15/16	17,000,000	13,669,649
4.97%, 5/1/14	150,000	130,603	REFCORP STRIPS –
STRIPS – COUPON,			COUPON, 9.38%, 10/15/16	47,742,000	37,071,042
4.26%, 5/15/14	4,000,000	3,592,356	STRIPS – COUPON,
REFCORP STRIPS –			1.72%, 11/15/16	11,000,000	8,739,588
COUPON, 4.82%, 10/15/14	184,000	159,317	STRIPS – PRINCIPAL,
AID (Israel), 4.77%, 11/1/14	2,600,000	2,218,216	4.74%, 11/15/16	2,000,000	1,597,504
STRIPS – COUPON,			TOTAL ZERO-COUPON U.S. TREASURY
3.82%, 11/15/14	4,000,000	3,521,300	SECURITIES AND EQUIVALENTS
REFCORP STRIPS –			(Cost $234,173,454)		271,057,691
COUPON, 6.72%, 1/15/15	14,810,000	12,636,929	Zero-Coupon U.S. Government
Federal Judiciary,			Agency Securities(1) — 14.2%
4.78%, 2/15/15	5,485,000	4,533,758
STRIPS – COUPON,			FICO STRIPS – COUPON,
5.60%, 2/15/15	5,350,000	4,637,781	5.00%, 4/6/14	3,570,000	3,083,495
AID (Israel), 4.72%, 3/15/15	4,292,000	3,577,751	FICO STRIPS – COUPON,
AID (Israel), 4.72%, 5/1/15	10,000,000	8,279,490	5.08%, 5/2/14	96,000	82,634
			FICO STRIPS – COUPON,
AID (Israel), 4.72%, 5/15/15	2,350,000	1,941,652	5.08%, 5/30/14	3,821,000	3,277,604
STRIPS – COUPON,			FICO STRIPS – COUPON,
3.63%, 5/15/15	17,158,000	14,704,166	4.97%, 10/5/14	22,000	18,572
REFCORP STRIPS –			FHLMC STRIPS – COUPON,
COUPON, 8.07%, 7/15/15	14,869,000	12,380,747	4.94%, 11/24/14	5,000,000	4,221,910
AID (Israel), 4.10%, 8/15/15	15,000,000	12,256,200	FICO STRIPS – COUPON,
Federal Judiciary,			5.00%, 11/30/14	180,000	150,609
4.78%, 8/15/15	7,021,000	5,657,838	FICO STRIPS – COUPON,
STRIPS – COUPON,			5.13%, 2/8/15	136,000	112,274
9.56%, 8/15/15	2,428,000	2,061,032	FICO STRIPS – COUPON,
STRIPS – PRINCIPAL,			6.78%, 2/8/15	7,681,000	6,340,996
4.89%, 8/15/15	2,000,000	1,695,264	FICO STRIPS – COUPON,
REFCORP STRIPS –			4.98%, 4/6/15	3,038,000	2,485,206
COUPON, 7.42%, 10/15/15	31,598,000	25,980,855	FICO STRIPS – COUPON,
TVA STRIPS – COUPON,			5.76%, 4/6/15	1,017,000	831,947
4.30%, 11/1/15	4,000,000	3,216,384	FHLMC STRIPS – COUPON,
STRIPS – COUPON,			5.88%, 7/15/15	3,750,000	3,058,012
5.45%, 11/15/15	23,231,000	19,462,583	FNMA STRIPS – COUPON,
STRIPS – PRINCIPAL,			5.46%, 7/15/15	2,337,000	1,904,727
3.35%, 11/15/15	20,250,000	16,966,179	FHLMC STRIPS – COUPON,
REFCORP STRIPS –			4.28%, 9/15/15	3,500,000	2,830,548
COUPON, 5.15%, 1/15/16	4,159,000	3,371,003	FICO STRIPS – COUPON,
Federal Judiciary,			5.47%, 11/2/15	52,000	41,258
5.42%, 2/15/16	10,000	7,812	FICO STRIPS – COUPON,
STRIPS – COUPON,			5.77%, 11/11/15	2,000,000	1,584,612
3.08%, 2/15/16	13,000,000	10,745,085	FICO STRIPS – COUPON,
STRIPS – PRINCIPAL,			5.16%, 12/6/15	190,000	149,955
3.69%, 2/15/16	3,500,000	2,900,730

Target 2015

	Principal			Shares	Value
	Amount	Value
FICO STRIPS – COUPON,			Temporary Cash Investments — 0.2%
4.70%, 12/27/15	$ 5,125,000	$ 4,031,581	JPMorgan 100% U.S.
FICO STRIPS – COUPON,			Treasury Securities Money
6.42%, 6/6/16	5,000,000	3,838,055	Market Fund Agency Shares
			(Cost $508,442)	508,442	$ 508,442
FNMA STRIPS – COUPON,
4.29%, 11/15/16	9,250,000	6,968,700	TOTAL INVESTMENT
			SECURITIES — 100.3%
TOTAL ZERO-COUPON U.S.			(Cost $275,874,966)		316,578,828
GOVERNMENT AGENCY SECURITIES
(Cost $41,193,070)		45,012,695	OTHER ASSETS AND
			LIABILITIES — (0.3)%		(923,520)
			TOTAL NET ASSETS — 100.0%		$315,655,308

Notes to Schedule of Investments
AID = Agency for International Development
Equivalent = Security whose principal payments are secured by the U.S. Treasury
FHLMC = Federal Home Loan Mortgage Corporation
FICO = Financing Corporation
FNMA = Federal National Mortgage Association
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
TVA = Tennessee Valley Authority
(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

Target 2020

SEPTEMBER 30, 2009

	Principal			Principal
	Amount	Value		Amount	Value
Zero-Coupon U.S. Treasury Securities			STRIPS – PRINCIPAL,
			5.22%, 5/15/21	$ 13,250,000	$ 8,370,568
and Equivalents(1) — 88.8%
			STRIPS – COUPON,
REFCORP STRIPS –			4.94%, 8/15/21	13,000,000	8,081,892
COUPON, 6.36%, 1/15/19	$ 7,000,000	$ 4,837,700	STRIPS – PRINCIPAL,
Federal Judiciary,			3.94%, 8/15/21	4,500,000	2,802,794
5.27%, 2/15/19	306,000	201,682	STRIPS – COUPON,
REFCORP STRIPS –			4.67%, 11/15/21	8,000,000	4,902,928
COUPON, 4.61%, 4/15/19	5,059,000	3,429,334	STRIPS – PRINCIPAL,
Federal Judiciary,			3.75%, 11/15/21	15,775,000	9,695,568
5.67%, 8/15/19	339,000	215,897	TOTAL ZERO-COUPON U.S. TREASURY
REFCORP STRIPS –			SECURITIES AND EQUIVALENTS
COUPON, 5.00%, 10/15/19	630,000	415,038	(Cost $143,934,437)		171,368,414
REFCORP STRIPS –			Zero-Coupon U.S. Government
PRINCIPAL, 5.01%,
10/15/19	6,500,000	4,301,980	Agency Securities(1) — 11.3%
REFCORP STRIPS –			FICO STRIPS – PRINCIPAL,
COUPON, 8.53%, 1/15/20	14,674,000	9,540,096	5.81%, 4/5/19	535,000	353,458
REFCORP STRIPS –			TVA STRIPS – COUPON,
COUPON, 6.35%, 4/15/20	7,299,000	4,669,024	5.66%, 5/1/19	11,000	7,224
AID (Israel), 4.62%, 5/1/20	15,000,000	9,350,025	FICO STRIPS – PRINCIPAL,
AID (Israel), 5.91%, 5/15/20	396,000	246,107	4.64%, 9/26/19	5,700,000	3,656,972
REFCORP STRIPS –			TVA STRIPS – COUPON,
COUPON, 8.41%, 7/15/20	25,918,000	16,319,994	5.70%, 11/1/19	9,000	5,758
REFCORP STRIPS –			FHLMC STRIPS – COUPON,
PRINCIPAL, 6.52%, 7/15/20	26,144,000	16,505,282	6.30%, 1/15/20	6,250,000	3,968,169
Federal Judiciary,			FNMA STRIPS – COUPON,
6.19%, 8/15/20	115,000	68,694	4.95%, 7/15/20	10,000,000	6,158,640
STRIPS – COUPON,			Government Trust
4.81%, 8/15/20	2,500,000	1,643,425	Certificates, 5.76%, 4/1/21	7,683,000	4,411,786
REFCORP STRIPS –			FHLMC STRIPS – COUPON,
PRINCIPAL, 5.76%,			5.39%, 9/15/21	5,727,000	3,283,970
10/15/20	5,000,000	3,112,095	TOTAL ZERO-COUPON U.S.
STRIPS – COUPON,			GOVERNMENT AGENCY SECURITIES
6.03%, 11/15/20	22,307,000	14,464,662	(Cost $20,085,030)		21,845,977
REFCORP STRIPS –				Shares
COUPON, 8.45%, 1/15/21	16,789,000	10,276,429
REFCORP STRIPS –			Temporary Cash Investments — 0.5%
PRINCIPAL, 6.00%, 1/15/21	13,535,000	8,308,243	JPMorgan 100% U.S.
Federal Judiciary,			Treasury Securities Money
5.75%, 2/15/21	110,000	63,799	Market Fund Agency Shares
STRIPS – COUPON,			(Cost $999,950)	999,950	999,950
4.92%, 2/15/21	20,688,000	13,262,663	TOTAL INVESTMENT
STRIPS – PRINCIPAL,			SECURITIES — 100.6%
4.09%, 2/15/21	11,000,000	7,069,205	(Cost $165,019,417)		194,214,341
AID (Israel), 4.40%,			OTHER ASSETS AND
5/15/21	5,000,000	2,913,850	LIABILITIES — (0.6)%		(1,150,277)
STRIPS – COUPON,			TOTAL NET ASSETS — 100.0%		$193,064,064
6.05%, 5/15/21	10,000,000	6,299,440

Target 2020

Notes to Schedule of Investments
AID = Agency for International Development
Equivalent = Security whose principal payments are secured by the U.S. Treasury
FHLMC = Federal Home Loan Mortgage Corporation
FICO = Financing Corporation
FNMA = Federal National Mortgage Association
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
TVA = Tennessee Valley Authority
(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

Target 2025

SEPTEMBER 30, 2009

	Principal			Principal
	Amount	Value		Amount	Value
Zero-Coupon U.S. Treasury Securities			Zero-Coupon U.S. Government
and Equivalents(1) — 86.9%			Agency Securities(1) — 13.1%
REFCORP STRIPS –			FNMA STRIPS – COUPON,
COUPON, 6.56%, 1/15/24	$ 4,650,000	$ 2,387,124	6.14%, 4/8/24	$ 10,000	$ 4,922
REFCORP STRIPS –			TVA STRIPS – COUPON,
COUPON, 6.66%, 4/15/24	1,560,000	788,890	6.58%, 5/1/24	1,000,000	485,285
REFCORP STRIPS –			FHLMC STRIPS – COUPON,
COUPON, 4.99%, 7/15/24	6,926,000	3,455,825	5.45%, 9/15/24	42,000	20,175
REFCORP STRIPS –			FNMA STRIPS – COUPON,
COUPON, 5.41%, 10/15/24	12,184,000	5,997,805	5.30%, 1/15/25	247,000	116,428
REFCORP STRIPS –			FHLMC STRIPS – COUPON,
COUPON, 6.37%, 1/15/25	24,097,000	11,702,250	5.06%, 3/15/25	5,342,000	2,503,833
STRIPS – COUPON,			FHLMC STRIPS – COUPON,
6.21%, 2/15/25	2,000,000	1,034,616	5.18%, 3/15/25	8,593,000	4,027,642
REFCORP STRIPS –			FNMA STRIPS – COUPON,
COUPON, 6.56%, 4/15/25	23,013,000	11,031,189	5.11%, 5/15/25	1,838,000	840,927
STRIPS – COUPON,			FHLMC STRIPS – COUPON,
6.07%, 5/15/25	4,000,000	2,044,980	5.05%, 9/15/25	7,162,000	3,279,186
REFCORP STRIPS –			FHLMC STRIPS – COUPON,
COUPON, 6.14%, 7/15/25	20,000,000	9,466,840	5.13%, 9/15/25	5,184,000	2,373,541
STRIPS – COUPON,			TVA STRIPS – COUPON,
4.52%, 8/15/25	7,000,000	3,538,304	6.08%, 11/1/25	1,162,000	517,856
STRIPS – COUPON,			TVA STRIPS – PRINCIPAL,
5.29%, 11/15/25	24,000,000	11,948,736	5.70%, 11/1/25	9,188,000	4,180,117
STRIPS – COUPON,			FHLMC STRIPS – COUPON,
4.79%, 2/15/26	37,799,000	18,619,334	5.35%, 12/11/25	5,000,000	2,253,365
STRIPS – PRINCIPAL,			FNMA STRIPS – COUPON,
3.68%, 2/15/26	6,750,000	3,390,080	5.10%, 1/15/26	841,000	374,898
REFCORP STRIPS –			TOTAL ZERO-COUPON U.S.
COUPON, 6.34%, 4/15/26	42,941,000	19,499,551	GOVERNMENT AGENCY SECURITIES
STRIPS – COUPON,			(Cost $19,872,998)		20,978,175
5.30%, 5/15/26	16,991,000	8,262,061		Shares
REFCORP STRIPS –
COUPON, 7.30%, 7/15/26	29,127,000	13,084,489	Temporary Cash Investments — 0.1%
STRIPS – COUPON,			JPMorgan 100% U.S.
5.64%, 8/15/26	9,100,000	4,389,558	Treasury Securities Money
STRIPS – COUPON,			Market Fund Agency Shares
5.15%, 11/15/26	12,000,000	5,725,272	(Cost $137,446)	137,446	137,446
STRIPS – PRINCIPAL,			TOTAL INVESTMENT
3.31%, 11/15/26	5,000,000	2,423,005	SECURITIES — 100.1%
TOTAL ZERO-COUPON U.S. TREASURY			(Cost $137,243,711)		159,905,530
SECURITIES AND EQUIVALENTS			OTHER ASSETS AND
(Cost $117,233,267)		138,789,909	LIABILITIES — (0.1)%		(215,068)
			TOTAL NET ASSETS — 100.0%		$159,690,462

Target 2025

Notes to Schedule of Investments
Equivalent = Security whose principal payments are secured by the U.S. Treasury
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
REFCORP = Resolution Funding Corporation
STRIPS = Separate Trading of Registered Interest and Principal of Securities
TVA = Tennessee Valley Authority
(1) The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2009
	Target 2010	Target 2015	Target 2020	Target 2025
Assets
Investment securities, at value (cost of
$206,628,311, $275,874,966, $165,019,417
and $137,243,711, respectively)	$213,928,739	$316,578,828	$194,214,341	$159,905,530
Receivable for capital shares sold	88,754	72,842	23,672	49,076
	214,017,493	316,651,670	194,238,013	159,954,606

Liabilities
Payable for capital shares redeemed	259,707	846,247	1,082,875	185,181
Accrued management fees	99,563	145,995	88,649	77,325
Distribution and service fees payable	2,316	4,120	2,425	1,638
	361,586	996,362	1,173,949	264,144

Net Assets	$213,655,907	$315,655,308	$193,064,064	$159,690,462

Net Assets Consist of:
Capital paid in	$197,204,887	$256,608,988	$149,077,211	$119,509,696
Undistributed net investment income	5,895,277	9,914,653	5,993,762	5,460,374
Undistributed net realized gain
on investment transactions	3,255,315	8,427,805	8,798,167	12,058,573
Net unrealized appreciation on investments	7,300,428	40,703,862	29,194,924	22,661,819
	$213,655,907	$315,655,308	$193,064,064	$159,690,462

Investor Class
Net assets	$202,730,852	$296,271,957	$181,241,540	$151,999,652
Shares outstanding	1,923,510	3,067,191	2,490,442	2,481,451
Net asset value per share	$105.40	$96.59	$72.77	$61.25

Advisor Class
Net assets	$10,925,055	$19,383,351	$11,822,524	$7,690,810
Shares outstanding	106,433	205,781	166,792	129,066
Net asset value per share	$102.65	$94.19	$70.88	$59.59

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2009
	Target 2010	Target 2015	Target 2020	Target 2025
Investment Income (Loss)
Income:
Interest	$ 9,811,218	$15,554,292	$ 9,592,927	$ 9,174,146

Expenses:
Management fees	1,450,539	1,880,001	1,129,248	1,117,644
Distribution and service fees	39,914	75,176	37,693	31,838
Trustees’ fees and expenses	18,814	24,349	14,801	14,783
Other expenses	857	612	1,029	1,115
	1,510,124	1,980,138	1,182,771	1,165,380

Net investment income (loss)	8,301,094	13,574,154	8,410,156	8,008,766

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
investment transactions	3,338,475	8,704,206	8,882,356	22,162,113
Change in net unrealized appreciation
(depreciation) on investments	(4,119,585)	134,891	1,105,130	(13,054,836)
Net realized and
unrealized gain (loss)	(781,110)	8,839,097	9,987,486	9,107,277

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 7,519,984	$22,413,251	$18,397,642	$ 17,116,043

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2009 AND SEPTEMBER 30, 2008
	Target 2010		Target 2015
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 8,301,094	$ 10,148,992	$ 13,574,154	$ 12,986,441
Net realized gain (loss)	3,338,475	3,998,269	8,704,206	4,889,638
Change in net unrealized
appreciation (depreciation)	(4,119,585)	4,280,809	134,891	7,498,699
Net increase (decrease) in net assets
resulting from operations	7,519,984	18,428,070	22,413,251	25,374,778

Distributions to Shareholders
From net investment income:
Investor Class	(9,255,977)	(9,811,968)	(12,321,327)	(10,360,287)
Advisor Class	(641,062)	(358,854)	(1,406,248)	(552,615)
From net realized gains:
Investor Class	(3,770,363)	(2,912,817)	(3,830,522)	—
Advisor Class	(281,426)	(149,167)	(467,596)	—
Decrease in net assets from distributions	(13,948,828)	(13,232,806)	(18,025,693)	(10,912,902)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(35,952,404)	(8,993,454)	(43,049,214)	102,426,330

Net increase (decrease) in net assets	(42,381,248)	(3,798,190)	(38,661,656)	116,888,206

Net Assets
Beginning of period	256,037,155	259,835,345	354,316,964	237,428,758
End of period	$213,655,907	$256,037,155	$315,655,308	$354,316,964

Undistributed net investment income	$5,895,277	$7,491,229	$9,914,653	$10,068,074

See Notes to Financial Statements.

YEARS ENDED SEPTEMBER 30, 2009 AND SEPTEMBER 30, 2008
	Target 2020		Target 2025
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 8,410,156	$ 10,586,747	$ 8,008,766	$ 11,233,281
Net realized gain (loss)	8,882,356	7,949,758	22,162,113	884,631
Change in net unrealized
appreciation (depreciation)	1,105,130	372,175	(13,054,836)	9,437,951
Net increase (decrease) in net assets
resulting from operations	18,397,642	18,908,680	17,116,043	21,555,863

Distributions to Shareholders
From net investment income:
Investor Class	(9,748,708)	(8,894,385)	(10,195,444)	(11,515,584)
Advisor Class	(853,504)	(516,908)	(707,731)	(1,527,799)
From net realized gains:
Investor Class	(7,284,020)	(3,889,091)	—	—
Advisor Class	(672,599)	(240,140)	—	—
Decrease in net assets from distributions	(18,558,831)	(13,540,524)	(10,903,175)	(13,043,383)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(51,241,563)	28,617,936	(113,688,207)	3,586,825

Net increase (decrease) in net assets	(51,402,752)	33,986,092	(107,475,339)	12,099,305

Net Assets
Beginning of period	244,466,816	210,480,724	267,165,801	255,066,496
End of period	$193,064,064	$244,466,816	$159,690,462	$267,165,801

Undistributed net investment income	$5,993,762	$8,186,124	$5,460,374	$8,354,783

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The trust is composed of the following series: Target 2010 Fund (Target 2010), Target 2015 Fund (Target 2015), Target 2020 Fund (Target 2020), and Target 2025 Fund (Target 2025) (collectively, the funds). The funds are diversified under the 1940 Act. Each fund seeks to provide the highest return consistent with investment in U.S. Treasury securities and their equivalents and may invest up to 20% of its assets in AAA-rated zero-coupon U.S. government agency securities. Each fund will be liquidated near the end of its target maturity year. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the most recent bid prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Reverse Share Splits — The trustees may authorize reverse share splits immediately after and of a size that exactly offsets the per-share amount of the annual dividend and capital gain distribution, if any. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distributions and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust‘s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class of the funds for the year ended September 30, 2009 was 0.56%.

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended September 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended
September 30, 2009 were as follows:

	Target 2010	Target 2015	Target 2020	Target 2025
Purchases	$75,326,923	$71,289,966	$70,307,755	$62,992,025
Sales	$144,538,396	$131,268,551	$141,746,603	$188,225,969

4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended September 30, 2009		Year ended September 30, 2008
	Shares	Amount	Shares	Amount

Target 2010
Investor Class
Sold	940,564	$ 97,713,598	1,273,896	$ 128,433,898
Issued in reinvestment of distributions	125,419	12,538,109	134,135	12,416,966
Redeemed	(1,380,752)	(144,384,382)	(1,532,928)	(153,585,176)
Reverse share split	(130,071)	—	(137,636)	—
	(444,840)	(34,132,675)	(262,533)	(12,734,312)
Advisor Class
Sold	128,716	13,096,322	105,312	10,326,772
Issued in reinvestment of distributions	7,973	779,005	4,308	390,722
Redeemed	(153,693)	(15,695,056)	(71,512)	(6,976,636)
Reverse share split	(9,359)	—	(5,176)	—
	(26,363)	(1,819,729)	32,932	3,740,858
Net increase (decrease)	(471,203)	$ (35,952,404)	(229,601)	$ (8,993,454)

Target 2015
Investor Class
Sold	1,351,557	$ 126,993,265	2,371,781	$ 211,676,678
Issued in reinvestment of distributions	167,433	15,102,710	119,140	9,678,236
Redeemed	(1,820,787)	(170,443,028)	(1,602,990)	(142,703,768)
Reverse share split	(178,483)	—	(127,178)	—
	(480,280)	(28,347,053)	760,753	78,651,146
Advisor Class
Sold	124,651	11,308,049	342,012	29,906,755
Issued in reinvestment of distributions	16,691	1,473,228	5,262	419,362
Redeemed	(298,565)	(27,483,438)	(74,990)	(6,550,933)
Reverse share split	(21,001)	—	(6,865)	—
	(178,224)	(14,702,161)	265,419	23,775,184
Net increase (decrease)	(658,504)	$ (43,049,214)	1,026,172	$ 102,426,330

	Year ended September 30, 2009		Year ended September 30, 2008
	Shares	Amount	Shares	Amount

Target 2020
Investor Class
Sold	1,107,317	$ 77,243,465	2,857,801	$ 187,998,584
Issued in reinvestment of distributions	250,789	16,414,109	205,911	12,323,993
Redeemed	(2,020,889)	(139,349,494)	(2,708,022)	(178,324,976)
Reverse share split	(259,444)	—	(213,121)	—
	(922,227)	(45,691,920)	142,569	21,997,601
Advisor Class
Sold	81,286	5,445,925	215,247	13,929,485
Issued in reinvestment of distributions	19,188	1,226,323	9,758	572,090
Redeemed	(181,275)	(12,221,891)	(122,292)	(7,881,240)
Reverse share split	(23,486)	—	(12,724)	—
	(104,287)	(5,549,643)	89,989	6,620,335
Net increase (decrease)	(1,026,514)	$ (51,241,563)	232,558	$ 28,617,936

Target 2025
Investor Class
Sold	1,953,836	$ 119,080,876	2,784,826	$ 158,900,981
Issued in reinvestment of distributions	146,308	9,747,224	212,571	11,064,985
Redeemed	(3,517,607)	(216,781,893)	(3,016,606)	(170,305,170)
Reverse share split	(152,736)	—	(220,773)	—
	(1,570,199)	(87,953,793)	(239,982)	(339,204)
Advisor Class
Sold	59,242	3,635,699	380,182	21,294,888
Issued in reinvestment of distributions	7,922	515,147	25,644	1,306,322
Redeemed	(520,250)	(29,885,260)	(339,868)	(18,675,181)
Reverse share split	(10,761)	—	(29,769)	—
	(463,847)	(25,734,414)	36,189	3,926,029
Net increase (decrease)	(2,034,046)	$(113,688,207)	(203,793)	$ 3,586,825

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data
(including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities as of September 30, 2009:

	Level 1	Level 2	Level 3

Target 2010
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$153,730,777	—
Zero-Coupon U.S. Government Agency Securities	—	40,993,999	—
Short-Term Investments	—	18,984,024	—
Temporary Cash Investments	$219,939	—	—
Total Value of Investment Securities	$219,939	$213,708,800	—

Target 2015
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$271,057,691	—
Zero-Coupon U.S. Government Agency Securities	—	45,012,695	—
Temporary Cash Investments	$508,442	—	—
Total Value of Investment Securities	$508,442	$316,070,386	—

Target 2020
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$171,368,414	—
Zero-Coupon U.S. Government Agency Securities	—	21,845,977	—
Temporary Cash Investments	$999,950	—	—
Total Value of Investment Securities	$999,950	$193,214,391	—

Target 2025
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$138,789,909	—
Zero-Coupon U.S. Government Agency Securities	—	20,978,175	—
Temporary Cash Investments	$137,446	—	—
Total Value of Investment Securities	$137,446	$159,768,084	—

6. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended September 30, 2009.

7. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended September 30, 2009, the funds did not utilize the program.

8. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

	Target 2010		Target 2015
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$11,237,287	$10,170,822	$13,727,575	$10,912,902
Long-term capital gains	$2,711,541	$3,061,984	$4,298,118	—

	Target 2020		Target 2025
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$11,631,594	$9,411,293	$10,903,175	$13,043,383
Long-term capital gains	$6,927,237	$4,129,231	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Target 2010	Target 2015	Target 2020	Target 2025
Federal tax cost of investments	$206,697,854	$275,998,257	$165,467,367	$137,977,261
Gross tax appreciation
of investments	$7,230,885	$40,580,571	$29,274,555	$22,726,125
Gross tax depreciation
of investments	—	—	(527,581)	(797,856)
Net tax appreciation
(depreciation) of investments	$7,230,885	$40,580,571	$28,746,974	$21,928,269
Undistributed ordinary income	$5,895,277	$10,565,868	$5,993,762	$5,460,374
Accumulated long-term gains	$3,324,858	$7,899,881	$9,246,117	$12,792,123

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recently Issued Accounting Standards

The Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 820-10 (formerly Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. ASC Section 820-10 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of ASC Section 820-10 did not materially impact the determination of fair value.

In March 2008, the FASB issued ASC Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate the following long-term capital gain distributions, or up to the maximum amount allowable, for the fiscal year ended September 30, 2009.

Target 2010	Target 2015	Target 2020	Target 2025
$2,711,541	$4,298,118	$6,927,237	—

The funds hereby designate the following distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

Target 2010	Target 2015	Target 2020	Target 2025
$1,340,241	—	$1,029,075	—

Financial Highlights

Target 2010

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$102.50	$95.23	$90.10	$87.97	$86.70
Income From Investment Operations
Net Investment Income (Loss)(1)	3.39	3.81	4.15	4.04	3.85
Net Realized and Unrealized Gain (Loss)	(0.49)	3.46	0.98	(1.91)	(2.58)
Total From Investment Operations	2.90	7.27	5.13	2.13	1.27
Distributions
From Net Investment Income	(3.52)	(3.97)	(4.29)	(3.85)	(3.86)
From Net Realized Gains	(1.44)	(1.19)	(0.24)	(0.44)	(1.58)
Total Distributions	(4.96)	(5.16)	(4.53)	(4.29)	(5.44)
Reverse Share Split	4.96	5.16	4.53	4.29	5.44
Net Asset Value, End of Period	$105.40	$102.50	$95.23	$90.10	$87.97

Total Return(2)	2.83%	7.64%	5.69%	2.42%	1.47%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.24%	3.80%	4.52%	4.60%	4.39%
Portfolio Turnover Rate	30%	43%	36%	23%	22%
Net Assets, End of Period (in thousands)	$202,731	$242,748	$250,527	$215,810	$211,088

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Target 2010

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$100.07	$93.21	$88.41	$86.54	$85.50
Income From Investment Operations
Net Investment Income (Loss)(1)	3.05	3.47	3.85	3.75	3.57
Net Realized and Unrealized Gain (Loss)	(0.47)	3.39	0.95	(1.88)	(2.53)
Total From Investment Operations	2.58	6.86	4.80	1.87	1.04
Distributions
From Net Investment Income	(3.26)	(3.73)	(4.06)	(3.63)	(3.64)
From Net Realized Gains	(1.44)	(1.19)	(0.24)	(0.44)	(1.58)
Total Distributions	(4.70)	(4.92)	(4.30)	(4.07)	(5.22)
Reverse Share Split	4.70	4.92	4.30	4.07	5.22
Net Asset Value, End of Period	$102.65	$100.07	$93.21	$88.41	$86.54

Total Return(2)	2.58%	7.36%	5.43%	2.16%	1.21%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.82%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.99%	3.55%	4.27%	4.35%	4.14%
Portfolio Turnover Rate	30%	43%	36%	23%	22%
Net Assets, End of Period (in thousands)	$10,925	$13,289	$9,308	$5,830	$6,402

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Target 2015

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$90.32	$81.79	$77.69	$75.83	$72.10
Income From Investment Operations
Net Investment Income (Loss)(1)	3.85	3.91	3.95	3.70	3.49
Net Realized and Unrealized Gain (Loss)	2.42	4.62	0.15	(1.84)	0.24
Total From Investment Operations	6.27	8.53	4.10	1.86	3.73
Distributions
From Net Investment Income	(3.62)	(3.62)	(3.82)	(3.29)	(3.21)
From Net Realized Gains	(1.12)	—	—	(0.65)	(1.33)
Total Distributions	(4.74)	(3.62)	(3.82)	(3.94)	(4.54)
Reverse Share Split	4.74	3.62	3.82	3.94	4.54
Net Asset Value, End of Period	$96.59	$90.32	$81.79	$77.69	$75.83

Total Return(2)	6.94%	10.43%	5.28%	2.46%	5.18%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.09%	4.43%	5.01%	4.94%	4.68%
Portfolio Turnover Rate	21%	30%	21%	15%	9%
Net Assets, End of Period (in thousands)	$296,272	$320,410	$227,923	$197,387	$199,692

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Target 2015

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$88.30	$80.16	$76.33	$74.68	$71.19
Income From Investment Operations
Net Investment Income (Loss)(1)	3.53	3.60	3.70	3.47	3.26
Net Realized and Unrealized Gain (Loss)	2.36	4.54	0.13	(1.82)	0.23
Total From Investment Operations	5.89	8.14	3.83	1.65	3.49
Distributions
From Net Investment Income	(3.38)	(3.41)	(3.63)	(3.10)	(3.02)
From Net Realized Gains	(1.12)	—	—	(0.65)	(1.33)
Total Distributions	(4.50)	(3.41)	(3.63)	(3.75)	(4.35)
Reverse Share Split	4.50	3.41	3.63	3.75	4.35
Net Asset Value, End of Period	$94.19	$88.30	$80.16	$76.33	$74.68

Total Return(2)	6.67%	10.15%	5.01%	2.21%	4.90%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.82%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.84%	4.18%	4.76%	4.69%	4.43%
Portfolio Turnover Rate	21%	30%	21%	15%	9%
Net Assets, End of Period (in thousands)	$19,383	$33,907	$9,506	$2,300	$1,295

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Target 2020

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$66.48	$61.06	$59.03	$58.06	$52.32
Income From Investment Operations
Net Investment Income (Loss)(1)	2.94	2.84	2.78	2.64	2.46
Net Realized and Unrealized Gain (Loss)	3.35	2.58	(0.75)	(1.67)	3.28
Total From Investment Operations	6.29	5.42	2.03	0.97	5.74
Distributions
From Net Investment Income	(3.45)	(2.70)	(2.62)	(2.49)	(2.38)
From Net Realized Gains	(2.57)	(1.18)	(0.29)	(0.55)	(0.97)
Total Distributions	(6.02)	(3.88)	(2.91)	(3.04)	(3.35)
Reverse Share Split	6.02	3.88	2.91	3.04	3.35
Net Asset Value, End of Period	$72.77	$66.48	$61.06	$59.03	$58.06

Total Return(2)	9.46%	8.88%	3.44%	1.66%	10.97%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.21%	4.33%	4.68%	4.65%	4.38%
Portfolio Turnover Rate	35%	58%	49%	15%	10%
Net Assets, End of Period (in thousands)	$181,242	$226,872	$199,658	$192,341	$179,410

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Target 2020

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$64.91	$59.77	$57.93	$57.12	$51.60
Income From Investment Operations
Net Investment Income (Loss)(1)	2.69	2.63	2.58	2.45	2.29
Net Realized and Unrealized Gain (Loss)	3.28	2.51	(0.74)	(1.64)	3.23
Total From Investment Operations	5.97	5.14	1.84	0.81	5.52
Distributions
From Net Investment Income	(3.27)	(2.54)	(2.47)	(2.35)	(2.25)
From Net Realized Gains	(2.57)	(1.18)	(0.29)	(0.55)	(0.97)
Total Distributions	(5.84)	(3.72)	(2.76)	(2.90)	(3.22)
Reverse Share Split	5.84	3.72	2.76	2.90	3.22
Net Asset Value, End of Period	$70.88	$64.91	$59.77	$57.93	$57.12

Total Return(2)	9.20%	8.60%	3.18%	1.42%	10.70%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.82%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.96%	4.08%	4.43%	4.40%	4.13%
Portfolio Turnover Rate	35%	58%	49%	15%	10%
Net Assets, End of Period (in thousands)	$11,823	$17,595	$10,823	$8,635	$10,417

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Target 2025

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$57.70	$52.74	$51.59	$51.07	$43.80
Income From Investment Operations
Net Investment Income (Loss)(1)	2.46	2.39	2.28	2.16	1.99
Net Realized and Unrealized Gain (Loss)	1.09	2.57	(1.13)	(1.64)	5.28
Total From Investment Operations	3.55	4.96	1.15	0.52	7.27
Distributions
From Net Investment Income	(2.97)	(2.89)	(2.26)	(1.34)	(2.54)
From Net Realized Gains	—	—	—	(0.35)	(6.03)
Total Distributions	(2.97)	(2.89)	(2.26)	(1.69)	(8.57)
Reverse Share Split	2.97	2.89	2.26	1.69	8.57
Net Asset Value, End of Period	$61.25	$57.70	$52.74	$51.59	$51.07

Total Return(2)	6.16%	9.39%	2.25%	1.02%	16.61%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Investment Income (Loss)
to Average Net Assets	4.05%	4.25%	4.43%	4.40%	4.05%
Portfolio Turnover Rate	32%	35%	29%	13%	26%
Net Assets, End of Period (in thousands)	$152,000	$233,800	$226,358	$306,433	$191,326

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Target 2025

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$56.27	$51.57	$50.57	$50.18	$43.14
Income From Investment Operations
Net Investment Income (Loss)(1)	2.25	2.20	2.11	2.00	1.84
Net Realized and Unrealized Gain (Loss)	1.07	2.50	(1.11)	(1.61)	5.20
Total From Investment Operations	3.32	4.70	1.00	0.39	7.04
Distributions
From Net Investment Income	(2.80)	(2.75)	(2.13)	(1.21)	(2.43)
From Net Realized Gains	—	—	—	(0.35)	(6.03)
Total Distributions	(2.80)	(2.75)	(2.13)	(1.56)	(8.46)
Reverse Share Split	2.80	2.75	2.13	1.56	8.46
Net Asset Value, End of Period	$59.59	$56.27	$51.57	$50.57	$50.18

Total Return(2)	5.90%	9.12%	1.97%	0.77%	16.33%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.82%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.80%	4.00%	4.18%	4.15%	3.80%
Portfolio Turnover Rate	32%	35%	29%	13%	26%
Net Assets, End of Period (in thousands)	$7,691	$33,366	$28,709	$21,428	$6,072

(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net a sset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Target Maturities Trust and Shareholders of the Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, and Target 2025 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, and Target 2025 Fund (constituting the American Century Target Maturities Trust, the “Funds”) at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 27, 2009

Management

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are “interested” primarily by virtue of their engagement as directors and/ or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Trustee
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Trustee (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee: None

Independent Trustees
John Freidenrich, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1937
Position(s) Held with Funds: Trustee (since 2005)
Principal Occupation(s) During Past 5 Years: Member and Manager, Regis Management
Company, LLC (money management firm) (April 2004 to present); Partner and
Founder, Bay Partners (venture capital firm) (1976 to 2006)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Ronald J. Gilson, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Trustee (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Charles J. Meyers Professor of Law and Business,
Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and
Business, Columbia University School of Law (1992 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Frederick L.A. Grauer, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1946
Position(s) Held with Funds: Trustee (since 2008)
Principal Occupation(s) During Past 5 Years: Senior Advisor, Barclays Global Investors
(asset manager) (2003 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Peter F. Pervere, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Trustee (since 2007)
Principal Occupation(s) During Past 5 Years: Retired, formerly Vice President and Chief
Financial Officer, Commerce One, Inc. (software and services provider)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Myron S. Scholes, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1941
Position(s) Held with Funds: Trustee (since 1980)
Principal Occupation(s) During Past 5 Years: Chairman, Platinum Grove Asset Management,
L.P. (asset manager) (1999 to present); Frank E. Buck Professor of Finance-Emeritus,
Stanford Graduate School of Business (1996 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: Dimensional Fund Advisors

John B. Shoven, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1947
Position(s) Held with Funds: Trustee (since 2002)
Principal Occupation(s) During Past 5 Years: Professor of Economics, Stanford University
(1973 to present)
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: Cadence Design Systems; E×ponent

Jeanne D. Wohlers, 1665 Charleston Road, Mountain View, CA 94043
Year of Birth: 1945
Position(s) Held with Funds: Trustee (since 1984)
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee: None

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to
September 2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Vice President (since September 2001)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Funds: Secretary (since March 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the funds’ trustees and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/ trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process, the Directors requested and reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Target 2010, Target 2015, Target 2020 and Target 2025 (the “funds”) and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services that the advisor provides to the funds;

• the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning each fund to the cost of owning a similar fund;

• data comparing each fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of each fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other non-fund investment management clients of the advisor; and

• collateral or “fall-out” benefits derived by the advisor from the management of the funds, and potential sharing of economies of scale in connection with the management of the funds.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable management fee. The Directors had the benefit of the advice of their independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, independent data providers, and the board’s independent counsel, and evaluated such information for each fund the board oversees. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew each fund’s management agreement under the terms ultimately determined by the board to be appropriate, the Directors based their decision on a number of factors, including the following.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• fund construction and design

• initial capitalization/funding

• portfolio research and security selection

• securities trading

• fund administration

• custody of fund assets

• daily valuation of fund portfolios

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis throughout the year and at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage each fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting and at the special meeting to consider renewal of the management agreement, the Directors, directly and through its Portfolio Committee, review investment performance information for each fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming fund receives special reviews until performance improves, during which Directors discuss with the advisor the reasons for such underperformance (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. Each of the fund’s quarter end performance fell below its respective benchmark for both the one- and three-year periods during the past year. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the fund.

Shareholder and Other Services. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at their special meeting to consider renewal of the management agreement, including the annual meeting concerning contract review, and other reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing each fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. The Directors have also reviewed with the advisor its methodology for compensating the investment professionals that provide services to the funds. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the existence of economies of scale in connection with the investment management of the funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing information, such as year-over-year profitability of the advisor generally, the profitability of its management of each fund specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. Each fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund’s unified fee to the total expense ratio of other funds in the fund’s peer group. The Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year impacting fund assets. The unified fee charged to shareholders of each fund was in the lowest decile of the total expense ratios of its respective peer group.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions but concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of each fund to determine breakpoints in the fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of their independent legal counsel, taking into account all of the factors discussed above and the information provided by the advisor and others, concluded that the investment management agreement between each fund and the advisor, including the management fee, is fair and reasonable in light of the services provided and should be renewed for a one-year term.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

Index Definition

The following index is used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. It is not an investment product available for purchase.

The Merrill Lynch 10+ Year Treasury Total Return Index measures the total return performance of U.S. Treasury bonds with outstanding par values of at least $15 million and maturity ranges of at least 10 years.

Fund Benchmarks

The benchmarks for the Target Maturities Trust funds are coupon STRIPS issues maturing in the target year of each portfolio.

The benchmark for the Target 2010 fund is the 11/15/10 STRIPS Issue, a zero-coupon Treasury bond that matures November 15, 2010.

The benchmark for the Target 2015 fund is the 11/15/15 STRIPS Issue, a zero-coupon Treasury bond that matures November 15, 2015.

The benchmark for the Target 2020 fund is the 11/15/20 STRIPS Issue, a zero-coupon Treasury bond that matures November 15, 2020.

The benchmark for the Target 2025 fund, from inception through January 1998, was the 8/15/25 STRIPS Issue, a zero-coupon Treasury bond that matures August 15, 2025. Thereafter, the benchmark was changed to the 11/15/25 STRIPS Issue, a zero-coupon Treasury bond that matures November 15, 2025.

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Target Maturities Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911
CL-ANN-66874N

ITEM 2. CODE OF ETHICS.
(a)	The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.
(b)	No response required.
(c)	None.
(d)	None.
(e)	Not applicable.
(f)	The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2)	Peter F. Pervere, Jeanne D. Wohlers and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.
(a)(3)	Not applicable.
(b)	No response required.
(c)	No response required.
(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees.
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
	FY 2008:	$94,982
	FY 2009:	$97,643

(b)	Audit-Related Fees.
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

	For services rendered to the registrant:

	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(e)(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

	FY 2008:	$ 90,000
	FY 2009:	$126,350

(h)	The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Target Maturities Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 27, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 27, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 27, 2009